PRESS RELEASE
For Immediate Release

Correction Notice to Press Release Issued August 9, 2024 Regarding Dividend Record Date and Payment Date
DALLAS, TX - August 12, 2024 (GLOBE NEWSWIRE) – Berry Corporation (bry) (NASDAQ: BRY) (“Berry” or the “Company”) announced that its press release issued under the headline “Berry Corporation Reports Second Quarter 2024 Financial and Operating Results” on August 9, 2024, was changed only to correct the record date and payment date for the dividends on its outstanding common stock set forth under the heading “Quarterly Dividends.” The dividend amounts have not changed. The dividends will be payable on August 30, 2024 to all stockholders of record as of the close of business on August 23, 2024, not payable on August 20, 2024 to all stockholders of record on August 12, 2024 as previously disclosed. The updated paragraph regarding the second quarter dividends is set forth in its entirety below. The remainder of the press release remains unchanged.
Quarterly Dividends
The Company’s Board of Directors declared dividends totaling $0.17 per share on the Company’s outstanding common stock, consisting of a fixed dividend of $0.12 per share and variable dividend of $0.05 per share based on the cumulative Adjusted Free Cash Flow results for the six months ended June 30, 2024. Both dividends are payable on August 30, 2024 to shareholders of record at the close of business on August 23, 2024.
Forward-Looking Statements
The information in this press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can typically identify forward-looking statements by words such as aim, anticipate, achievable, believe, budget, continue, could, effort, estimate, expect, forecast, goal, guidance, intend, likely, may, might, objective, outlook, plan, potential, predict, project, seek, should, target, will or would and other similar words that reflect the prospective nature of events or outcomes. All statements, other than statements of historical facts, included in this press release that address plans, activities, events, objectives, goals, strategies, or developments that the Company expects, believes or anticipates will or may occur in the future, such as those regarding our financial position; liquidity; our ability to refinance our indebtedness; cash flows (including, but not limited to, Adjusted Free Cash Flow); financial and operating results; capital program and development and production plans; operations and business strategy; potential acquisition and other strategic opportunities; reserves; hedging activities; capital expenditures; return of capital; our shareholder return model and the payment of future dividends; future repurchases of stock or debt; capital investments; our ESG strategy and the initiation of new projects or business in connection therewith, recovery factors; and other guidance are forward-looking statements. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. For any such forward-looking statement that includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that while we believe such assumptions or bases to be reasonable and make them in good faith, assumed facts or bases always vary from actual results, sometimes materially.
Berry cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to acquisition transactions and the exploration for and development, production, gathering and sale of natural gas, NGLs and oil most of which are difficult to predict and many of which are beyond Berry’s control. These risks include, but are not limited to, commodity price volatility; legislative and regulatory actions that may prevent, delay or otherwise restrict our ability to drill and develop our assets, including with respect to existing and/or new requirements in the regulatory approval and permitting process; legislative and regulatory initiatives in California or our other areas of operation addressing climate change or other environmental concerns; investment in and development of competing or alternative energy sources; drilling, production and other operating risks; effects of competition; uncertainties inherent in estimating natural gas and oil reserves and in projecting future rates of production; our ability to replace our reserves through exploration and development activities or strategic transactions; cash flow and access to capital; the timing and funding of development expenditures; environmental, health and safety risks; effects of hedging arrangements; potential shut-ins of production due to lack of downstream demand or storage capacity; disruptions to, capacity constraints in, or other limitations on the third-party transportation and market takeaway infrastructure (including pipeline systems) that deliver our oil and natural gas and other processing and transportation considerations; the ability to effectively deploy our ESG strategy and risks associated with initiating new projects or business in connection therewith; our ability to successfully integrate the Macpherson assets into our operations; we fail to identify risks or liabilities related to Macpherson, its operations or assets; our inability to achieve anticipated synergies; our ability to successfully execute other strategic bolt-on acquisitions; overall domestic and global political and economic conditions; inflation levels, including increased interest rates and volatility in financial markets and banking; changes in tax laws and the other risks described under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings with the SEC.
Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no responsibility to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise except as required by applicable law. Investors are urged to consider carefully the disclosure in our filings with the Securities and Exchange Commission, available from us at via our website or via the Investor Relations contact below, or from the SEC’s website at www.sec.gov.
Contact
Contact: Berry Corporation (bry)
Todd Crabtree - Director, Investor Relations
(661) 616-3811
ir@bry.com